1 ENERGY FOCUS, INC. AUGUST 11, 2016 Following are prepared remarks by James Tu, President and Chief Executive Officer, and Marcia J. Miller, Chief Financial Officer of Energy Focus, Inc. from the Second Quarter 2016 earnings conference call held with investors on August 11, 2016 at 11am ET. Marcia Miller, Chief Financial Officer: Thank you Operator, Good morning everyone and thank you for joining us for Energy Focus’ second quarter 2016 earnings conference call. Today, James Tu, our President and CEO, and I will report on our results for the quarter. Michael Port, our Corporate Controller who will take over as interim CFO, is also with us today. The news release and our quarterly report filed on form 10-Q have been posted to our website under the Investors section. As a reminder, today’s discussion will include forward-looking statements, including predictions, expectations, estimates or other information that might be considered forward-looking. These forward- looking statements are subject to numerous risks and uncertainties. We encourage you to review our most recent filings with the Securities and Exchange Commission including our 10-K and 10-Q’s for a complete discussion of these factors and other risks that may affect our future results or the market price of our stock. We are not obligating ourselves to publicly release any revisions to these forward-looking statements in light of new information or future events. Now I'd like to turn the call over to James. James Tu, President and Chief Executive Officer: Thanks Marcia, and good morning everyone. As you have seen from our press release, the second quarter of 2016 was marked with both challenging financial results and continuing progress in stabilizing our military business, while growing our commercial business. Our sales came in below our guidance due to a combination of factors that we believe are transitional in nature. First, our military sales at $3.8 million were roughly equal to our first quarter military sales rather than the higher level we originally expected. During the quarter, we undertook a necessary and strategic move to re-negotiate our contract with our exclusive distributor so they are not required to maintain certain level of inventory. By doing so, with the continuing recovery of purchases from the Navy ships, we can gradually reduce their inventory to a level that is expected to provide more stable quarterly military sales for the remainder of the year. Second, during the process of automating our logistics operation, we discovered an operating error that resulted in some products being manufactured in a manner that did not follow our internally determined process for these products. As we said in the press release, the error surrounds meeting a standard for our internal manufacturing process requested by some customers and did not relate to any safety or performance issues. We voluntarily took the action to inform affected customers about the issue, which resulted in us taking back products and issuing credits to those customers for approximately $814,000. We have evaluated and are implementing improvements to our sales, supply chain and manufacturing processes. We are also enhancing our communications with our customers regarding their purchasing requirements and are implementing internal processes to ensure that our inventory fulfillment is in line with those needs.

2 Third, a few of our commercial projects worth approximately $1 million, mainly from the Public Sector, were delayed. As we have repeatedly said, contract timing is a factor we cannot effectively predict and control. That said, we are working to build a stronger sales pipelines to offset such risks going forward. In the meantime, despite the short-term financial challenges we’ve experienced over the past two quarters, we continued to make exciting progress in business development and new account generation. With respect to our military maritime business, we are extremely happy to announce that after a few quarters of due diligence and testing, the Royal Canadian Navy has placed its first orders with us. While the initial order size is modest, we believe that it demonstrates our competitive advantage in retrofitting the Canadian Navy’s fleet with our military products. Serving the LED lighting needs of a country’s Navy is both an honor and an ultimate testament of our products’ performance and quality, and we are excited to be entering the Canadian market by first supplying our products to the Canadian Navy. During the quarter, we also received additional orders from the Australian Navy, and retrofitted 8 additional ships for the Military Sealift Command, where Energy Focus continues to be the dominant LED lighting supplier. With respect to our commercial business, we obtained several marquee accounts, including a national footwear retail chain with 1,250 stores, a Mid-West based, family-owned shoe retail chain with 150 stores, three of the top ten largest universities in the U.S., located in Florida, Ohio and Minnesota, as well as an Ivy League university. In addition, we retrofitted a number of public buildings for 10 federal, state and local government agencies and 21 public school districts. We are particularly excited to see the higher education market, led by large universities with strong sustainability programs, start to open up. In addition, we are very excited to report that in July, we received our first orders from the largest membership-only warehouse club in the United States to retrofit the back-of-the-house areas of their 600+ stores. Again, working directly with this high profile, Fortune 50 client, we were able to become their choice as the most compelling LED lighting solutions provider against incumbent lighting brands. And in healthcare, we received our first orders from a Fortune 50 healthcare services company to retrofit their 120+ distribution centers, as well from the National Institute of Health. These orders followed our retrofit of the National Cancer Institute in the first quarter. With these wins, on top of the continued sales to the northeast Ohio hospital system, which completed the retrofit of another 13 buildings during the quarter, we are clearly on our way to achieve our goal of becoming the LED lighting company of choice for the healthcare industry. These leading public and private enterprises choose to work with Energy Focus because of our superior, proven products that we believe provide the best return on investment on a long-term basis. We also believe that these enterprises appreciate and recognize the critical importance of partnering with a leading LED lighting technology company like Energy Focus. Through this partnership, we’ve demonstrated our dedication to educating, advising, and helping our customers implement LED lighting products and solutions quickly and in an impactful fashion so they can achieve their targeted sustainability goals. We believe that the ripple effect from our growing list of enthusiastic clients will continue to expand in the coming quarters as sustainability initiatives intensify across the upper echelons of the public and private sectors. Furthermore, during the second quarter we added 16 contracting and installation partners, who we refer to as IntelliWorld partners, or IWPs. The total number of IWPs reached 35 at the end of the second quarter. These IWPs can be significant contributors to our sales and growth efforts, as they have the potential to lead to large or recurring orders. Although not every one of them will do so, they are the bedrock for our continuing growth as they either use substantial amounts of our products in their facilities or specify our products in the projects they are involved with. On product development, our global engineering teams continue to move forward with developing new product offerings for our customers. In addition to the new products unveiled during LIGHTFAIR in late April, by the end of this year, we expect to have an extensive yet concise portfolio of high quality LED

3 lighting products that cover an overwhelming majority of the lighting needs for both interior and exterior retrofits. We will make specific announcements as we launch these new product lines. Another key initiative we undertook during the second quarter and into the third quarter is strengthening our senior leadership team. As we will be announcing within the next week or so, we have just hired our Senior Vice President of Marketing, Jennifer Deutsch, who brings with her exceptionally strong global brand building and management experiences for an extensive range of B2B and B2C businesses, including a number of globally well-known brands. With our initial success in the verticals we have focused on over the past three years, now is the time for us to substantially upgrade and expand our marketing campaigns for both brand building and lead generation within these key verticals. In the meantime, we are continuing the process of interviewing candidates for additional senior leadership positions including a CFO and a senior sales leader, and we expect this process to continue for a few more months as we seek world-class professionals in these key disciplines to complete the initial line-up of our new senior leadership team. And as we also announced today through an 8K filing, our board of directors has appointed Ron Black, previously our lead director and the current CEO of Rambus Corporation, as our non-executive Chairman of the Board, effective immediately. Three years ago, in addition to the Chairman role, I took on the role of CEO of Energy Focus to initiate a restructuring and repositioning of the company. These efforts resulted in our rapid penetration into the U.S. Navy fleet and our early wins in select commercial verticals such as healthcare, K-12 schools, higher education and retail. As the economics of LED lighting retrofit have significantly improved and government and business institutions are now driving forward with sustainability initiatives at a rapid pace, Energy Focus is going through another metamorphosis to elevate our level of competency and execution to take advantage of this market and to leverage our early successes The appointment of Ron as our Chairman to oversee board related matters provides me and the Company’s senior leadership team with greater opportunities to benefit from his experience and leadership, and will improve our focus on ensuring that we are executing our plans for optimal growth. Ron has been a highly successful leader and change agent in the high tech industry over the past two decades and we very much appreciate his elevated commitment to Energy Focus. In closing, I’d like to again express gratitude to all our employees for working together during the past two financially challenging quarters as we went through some growing pains. Not unlike our repositioning three years ago, we’re now resetting the company for growth ahead. While our large accounts take quarters or even years to fully develop, as we continue to win new marquee and IWP accounts and expand our sales force, our sales pipeline and our commercial sales are expected to grow in the third quarter and beyond. For the third quarter, as we laid out in the earnings release, we are forecasting sales to range between $8-10 million. Again, as we have said, the sales forecast we provide is derived from our current outlook of our sales pipeline and is subject to project timing changes. Before I turn the call to Marcia, on behalf of the whole Company, I’d like to thank Marcia for stepping up to the CFO position a bit more than a year ago to help us improve our finance operation and build our finance team today. Her professionalism and dedication to our Company over the past four years of her tenure are exemplary, and we wish her the best in her future pursuits. Now I’d like to turn the call to Marcia to talk about our financials in further detail.

4 Marcia Miller, Chief Financial Officer: Thank you James. Net sales for the second quarter were $7.1 million, down 56% compared to the second quarter of 2015. The current year’s quarter included a reduction in revenue of $814 thousand to reflect the return of commercial products and related discounts on products sold during the fourth quarter of 2015 and the first quarter of 2016. We determined that certain shipments during those timeframes did not comply with our process to assemble finished products in accordance with the applicable standard for those orders. The operational error did not relate to the safety or quality of the products, but to conformity with the manufacturing standard represented with respect to the products. We also recorded an adjustment to inventory and cost of sales for $221 thousand for the returned products and to write-down the value of products remaining in inventory at June 30, 2016 to the applicable standard cost. In total, these adjustments increased our net loss by $593 thousand, or 5 cents per share, for the quarter. We have evaluated and are implementing improvements to our sales, supply chain and manufacturing processes. We’re also enhancing communications with our customers regarding their purchasing requirements and have implemented internal processes to ensure that our inventory fulfillment is in line with those needs. We have estimated an amount of the potential credits for the remaining affected customers and determined that the impact is not likely to be material. Net sales of our military maritime products decreased $10.3 million, or 73%, compared to the prior year’s second quarter. As we said in our press release, we strategically amended our contract with our military product distributor so we can attain and maintain a more stable quarterly sales run rate of our military Intellitube® product for the rest of the year, and Energy Focus remains the only mil-spec approved provider of TLED’s for the U.S. Navy. Commercial products sales as reported increased 54% from the prior year’s second quarter. Excluding the $814 thousand revenue reduction, commercial sales increased 92% from the prior year’s quarter. For the quarter, commercial products sales represented 46% of net sales, while military maritime products comprised 54% of net sales. This shift in product mix resulted in gross margins of 35.4%; a decline of 10.4 points from the second quarter of 2015 when military maritime products represented 87% of our total sales. Additionally, the adjustments to sales and cost of sales I spoke of earlier decreased gross profit by $593 thousand, or 3.8 basis points. We have said that our gross margins would decrease from the levels we saw in 2015 as sales of commercial products became a bigger part of our total sales. But we do expect them to increase somewhat in the third quarter of 2016 due to the absence of the revenue and inventory adjustments that occurred in the second quarter. Operating expenses of $6.4 million increased by $2.2 million from the prior year’s second quarter; the majority of which was due to higher SG&A expenses. Sales commissions increased approximately $373 thousand compared to the prior year’s second quarter as we changed our selling relationship for our military maritime products for the U.S. Navy effective October 1, 2015. Under this new relationship, we began using an outside sales representative who earns a commission on these sales, rather than purchasing them at distributor pricing. Higher spending across a variety of areas including consulting services, stock-based compensation, severance costs, network and software costs, legal fees and tradeshow expenses contributed to the majority of the increase from the prior year. At the end of the second quarter, we had about 40 sales, marketing and sales support personnel, which is about the same number we had at the end of the first quarter. This compares to 25 at the end of the second quarter of 2015. We had about 123 full-time employees worldwide at the end of June, which is consistent with the first quarter and fourth quarter of 2015. The number of personnel is expected to increase during the third quarter, and we have already added, or have scheduled start dates, for about a dozen people since June 30, the majority of who are in sales and marketing. Due to the operating loss incurred in the quarter and after the application of the annual limitation under Section 382 of the Internal Revenue code, we recorded no provision for U.S. federal income taxes and have a full valuation allowance recorded against our deferred tax assets.

5 The net loss for the quarter was $3.9 million, or 34 cents per share, compared to net income of $2.1 million or 21 cents per share in the prior year’s second quarter. Net sales for first half of 2016 of $15.6 million, decreased 46 percent from the prior year’s first half. While sales of our commercial products doubled from the prior year, our military maritime products sales decreased 69%. The gross margin for the first half was 36.4% of net sales compared with 43.7% in the prior year’s half with the decrease being primarily attributable to a change in product mix between commercial and military maritime products sales. The net loss for the first half was $5.9 million, or 51 cents per share, compared to net income of $3.2 million, or 32 cents per share in the prior year. In regard to the balance sheet, cash decreased $4.7 million during the second quarter to $25.4 million at June 30. The decrease was due primarily to the net loss and an increase in net inventory of $3.1 million to meet the demand principally for our commercial products, which has been slower than we anticipated. We don’t expect inventory levels to rise much if at all during the third quarter, but that is dependent upon sales levels as the majority of inventory has long lead times and most of the purchasing of these items has already taken place for the quarter. The accounts receivable balance was $5.2 million at June 30, 2016 compared to $6 million at the end of the first quarter. Days sales outstanding was 32 at June 30 compared to 29 at March 31. As we have said during our last few quarterly calls, our operating expenses are expected to continue to grow as we are planning to “stay the course” to build business development infrastructure and strengthen our management team as we seek to grow commercial product sales. This Monday, August 15, will be my last day with Energy Focus Inc., and I leave the company in the very capable hands of Michael Port, our corporate controller, as he takes over as interim CFO until a new CFO is brought on board. It’s been my pleasure and honor to work with James and the rest of the leadership team and I’m grateful for the opportunity to have served as the company’s CFO. End of prepared remarks